SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM 8-K

                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) October 7, 1997
                                                -----------------

                          AvTel Communications, Inc.
                         --------------------------
         (Exact name of registrant as specified in its charter)

                        Commission File No.   0-27580
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          Utah                              87-0378021
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(State or other jurisdiction of         (I.R.S. Employer
incorporation or organization)          Identification No.)


130 Cremona Drive, Santa Barbara, California  93117
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(Address of principal executive offices)    (Zip Code)


Registrant's telephone number, including area code: 805-685-0355
                                                    ------------

==============================================================
(Former Name or Former Address, if changed since last report)







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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 4.  Changes in Registrant's Certifying Accountant.

         On October 23, 1996, the Registrant, which was then known as Hi, Tiger International, Inc. ("HITI"), acquired all of the capital stock of AvTel Holdings, Inc., a California corporation ("AHI"). The acquisition of AHI was effected pursuant to the merger of a wholly-owned subsidiary of the Registrant with and into AHI (the "AHI Merger"). For accounting purposes, the acquisition was treated as a reverse acquisition with AHI as the acquirer.

         The financial statements of the Registrant (meaning HITI) for the year ended September 30, 1996, were audited by Robison, Hill & Co. of Salt Lake City, Utah. At the time of the AHI Merger, AHI's financial statements for the period ended September 30, 1996 were unaudited. Subsequently, on October 7, 1997, the Registrant determined to retain MacFarlane, Faletti & Co. LLP to audit the financial statements of AHI at and for the period ending September 30, 1996.

         1.  Dismissal of Robison, Hill & Co.

             (i) On November 4, 1997, the Registrant formally dismissed the accounting firm of Robison, Hill & Co. as its independent accountant.

            (ii) Robison, Hill & Co.'s reports on the Registrant's financial statements for the past two years did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

           (iii) The decision to dismiss Robison, Hill & Co. was approved by the Registrant's Board of Directors effective October 21, 1997.

            (iv) There were no disagreements with Robison, Hill & Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the two most recent fiscal years, or the subsequent interim periods preceding the dismissal. No events of the kind set forth in Item 304(a)(l)(iv)(B) of Regulation S-B occurred during the two most recent fiscal years or any subsequent interim periods preceding the dismissal.

         2.  Engagement of MacFarlane, Faletti & Co. LLP.

             (i) On October 7, 1997, the Registrant notified the firm of MacFarlane, Faletti & Co. LLP of its desire to engage MacFarlane, Faletti & Co. LLP to audit the financial statements of AHI for the period ending September 30, 1996. MacFarlane, Faletti & Co. LLP submitted a letter of engagement to the Registrant, which was signed on behalf of the Registrant




on October 7, 1997. Management of AHI had consulted with MacFarlane, Faletti & Co. LLP in connection with the AHI Merger. In addition, the Registrant had engaged MacFarlane, Faletti & Co. LLP to audit certain financial statements of Silicon Beach Communications, Inc. and Westnet Communications, Inc. after the acquisitions of those entities by the Registrant in November, 1996 and February, 1997, respectively. MacFarlane, Faletti & Co. LLP also reviewed pro forma financial statements with respect to those transactions. MacFarlane, Faletti & Co. LLP did not provide written or oral advice that was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issues relating to these matters. Such decisions were made in consultation with Robison, Hill & Co.

            (ii) During the two most recent fiscal years and the subsequent interim periods preceding this engagement, the Registrant did not consult MacFarlane, Faletti & Co. LLP regarding the type of audit opinion that might be rendered on the Registrant's financial statements or any disagreement with, or reportable event relating to, Robison, Hill & Co.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION  AND
         EXHIBITS

         (c)  Exhibits.

              (16)  Letter re Change in Certifying Accountant.

                    A letter dated November 4, 1997, from Robison, Hill & Co. to the Commission, is attached as Exhibit 16.






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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


AVTEL COMMUNICATIONS, INC.



By:  /s/ ANTHONY E. PAPA                 Date: November 4, 1997
     -------------------------                 ---------------
     Anthony E. Papa
     President and Chief Executive Officer














                            EXHIBIT 16











Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C. 20549


Gentlemen:

We have read and agree with the comments in Item 4 of Form 8-K of AvTel Communications, Inc. dated November 4, 1997.



\s\ Robison, Hill & Co.
Certified Public Accountants
Salt Lake City, Utah
November 4, 1997





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